Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments:
Interest Rate Swaps Not Designated as Hedging Instruments—
In March 2006, we entered into an interest rate swap to effectively convert the floating rate of a portion of our credit agreement to a fixed rate in order to limit the variability of interest-related payments caused by changes in LIBOR. Under this interest rate swap agreement, we paid a fixed rate of 5.2% on a notional principal of $984.0 million, while the counterparties to this agreement paid a floating rate based on 3-month LIBOR, which was 0.3% at December 10, 2010, which was the most recent interest rate set date. The expiration date of this swap was March 10, 2011. The fair market value of this swap as of December 31, 2010 was ($12.1) million and is included in Other current liabilities in our consolidated balance sheet.
In June 2009, we entered into a receive-fixed swap as a mirror offset to $100.0 million of the $984.0 million interest rate swap discussed above in order to reduce our effective fixed rate to total debt ratio. Under this interest rate swap agreement, we paid a variable rate based on 3-month LIBOR, while the counterparty to this agreement paid a fixed rate of 5.2% on a notional principal of $100.0 million. Net settlements commenced in September 2009 and were made quarterly on the same settlement schedule as the $984.0 million interest rate swap discussed above. The expiration date of this swap was March 10, 2011. Our initial net investment in this swap was $6.4 million. The fair market value of this swap as of December 31, 2010 was $1.2 million and is included in Prepaid expenses and other current assets in our consolidated balance sheet.
These interest rate swaps were not designated as hedges. Therefore, changes in the fair value of these interest rate swaps were included in current-period earnings as Loss on interest rate swaps.
During the years ended December 31, 2011, 2010, and 2009, we made net cash settlement payments of $10.9 million, $44.7 million, and $42.2 million, respectively, to our counterparties. Net settlement payments on these swaps are included in the line item Loss on interest rate swaps in our consolidated statements of operations.
Forward-Starting Interest Rate Swaps Designated as Cash Flow Hedges—
In association with the 2010 Refinancing Transactions discussed in Note 8, Long-term Debt, we terminated two forward-starting interest rate swaps which hedged forecasted variable cash flows associated with our former term loan facility. Accordingly, during 2010, we reclassified the existing cumulative loss associated with these two swaps, or $4.6 million, from Accumulated other comprehensive income to earnings in the line item titled Loss on interest rate swaps. In addition, we recorded a $2.3 million charge associated with the settlement payment to the counterparties as part of Loss on interest rate swaps during the year ended December 31, 2010. In October 2010, an unwind fee of $6.9 million was paid to the counterparties under these agreements to effect the termination.
Each swap had a notional value of $100 million and would have required the counterparties to pay us a floating rate based on 3-month LIBOR and had net settlements commencing on June 10, 2011. The first forward-starting interest rate swap, entered into in December 2008, would have required us to pay a fixed rate of 2.6%. The termination date of this swap would have been December 12, 2012. The second forward-starting interest rate swap, entered into in March 2009, would have required us to pay a fixed rate of 2.9%. The termination date of this swap would have been September 12, 2012.
Both forward-starting swaps were designated as cash flow hedges and were accounted for under the policies described in Note 1, Summary of Significant Accounting Policies, "Derivative Instruments." See also Note 15, Fair Value Measurements.